EXHIBIT 10.3

                               SECOND AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            CARRAMERICA REALTY, L.P.


              THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF CARRAMERICA REALTY, L.P. (this
"Second Amendment"), dated December 12, 1997, is entered into by CarrAmerica Realty GP Holdings, Inc., a Delaware corporation, as general partner (the "General Partner") of CarrAmerica Realty, L.P. (the "Partnership"), for itself and on behalf of the limited partners of the Partnership, and PhoenixWest Associates, Ltd. (formerly known as Cypress Lakes of Boca Rio Associates, Limited Partnership), a Florida limited partnership, Versailles Associates Limited Partnership, a Florida limited partnership, Lakeview 436 Associates Ltd., a Florida limited partnership and Pines Realty Associates, Ltd., a Florida limited partnership (each a "Contributor," and collectively, "Contributors").

              WHEREAS, on the date hereof, each Contributor is receiving Class E units of limited partnership interest ("Class E Units") in the Partnership in exchange for the property known as the U.S. West Communication Group office portfolio (the "Contributed Property") pursuant to a closing under that certain Contribution Agreement dated as of September 30, 1997 by and among the Partnership and the Contributors (the "Contribution Agreement");

              WHEREAS, pursuant to the authority granted to the General Partner pursuant to Section 14.1 of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement (i) to establish a new class of Units, to be entitled Class E Units, and to set forth the designations, rights, powers, preferences and duties of such Class E Units, (ii) to admit each of the Contributors as an Additional Limited Partner of the Partnership, and (iii) to amend and restate Exhibit A to reflect the admission of each of the Contributors as an Additional Limited Partner and the holder of a specified number of Class E Units; and

              WHEREAS, each of the Contributors is agreeing to become, upon execution hereof, a party to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement;

              NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

              1.    Article I hereby is amended to add the following definition:

                     "Class E Unit" means a Partnership Unit with such
              designations, preferences, rights, powers and duties as are described in Section 4.2.E hereof and that is specifically designated by the General Partner as being a Class E Unit.


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              2. Section 4.2 hereby is amended by renumbering Section 4.2.E to be Section 4.2.F and adding after Section 4.2.D the following section:

                     E. Class E Units. Under the authority granted to it by
Section 4.2.A hereof, the General Partner hereby establishes an additional class of Partnership Units entitled "Class E Units." Class E Units shall have the same designations, preferences, rights, powers and duties as Class A Units. Notwithstanding the preceding sentence, holders of Class E Units shall be entitled to a special allocation of losses from the Partnership in the aggregate amount of $50,000 per year for a period of twenty-eight (28) years from the date of issuance of such Class E Units.

              3. Exhibit A hereby is amended by replacing such Exhibit A with the Exhibit A attached to this Second Amendment, and each of the Contributors hereby is admitted to the Partnership as an Additional Limited Partner.

              4. Each of the Contributors hereby agrees to become a party to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement.

              All capitalized terms used in this Second Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.




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              IN WITNESS WHEREOF, the undersigned has executed this Second
Amendment as of the date first set forth above.

                                  CARRAMERICA REALTY GP HOLDINGS, INC.,
                                  as General Partner of CarrAmerica Realty, L.P. and on behalf of existing Limited Partners

                                  By:      /s/ Robert G. Stuckey
                                           ------------------------------------
                                  Name:    Robert G. Stuckey
                                  Title:   Managing Director and Vice President

                                  PHOENIXWEST ASSOCIATES, LTD. (formerly known as Cypress Lakes at Boca Rio Associates, Limited Partnership)

                                  By:    G-P PhoenixWest, Inc.
                                         General Partner

                                         By:    /s/ Norton Herrick
                                                -------------------------------
                                         Name:  Norton Herrick
                                         Title: President

                                  VERSAILLES ASSOCIATES LIMITED
                                  PARTNERSHIP

                                  By:    G-P Versailles, Inc.
                                         General Partner

                                         By:    /s/ Norton Herrick
                                                -------------------------------
                                         Name:  Norton Herrick
                                         Title: President

                                  LAKEVIEW 436 ASSOCIATES, LTD.

                                  By:    Lakeview-Nort, Ltd.
                                         General Partner

                                     By: 436, Inc.
                                         General Partner

                                         By:    /s/ Norton Herrick
                                                -------------------------------
                                         Name:  Norton Herrick
                                         Title: President



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                                   PINES REALTY ASSOCIATES, LTD.

                                   By:    7425, Inc.
                                          General Partner

                                          By:    /s/ Norton Herrick
                                                 -------------------------------
                                          Name:  Norton Herrick
                                          Title: President







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